SUPPLEMENT TO
FIDELITY'S BROADLY DIVERSIFIED INTERNATIONAL EQUITY FUNDS
DECEMBER 29, 1999 PROSPECTUS

FIDELITY INTERNATIONAL VALUE FUND HAS BEEN RENAMED FIDELITY AGGRESSIVE INTERNATIONAL FUND. ALL REFERENCES TO INTERNATIONAL VALUE FUND
THROUGHOUT THIS PROSPECTUS SHOULD BE REPLACED WITH AGGRESSIVE
INTERNATIONAL FUND.

   On February 17, 2000, the funds' Board of Trustees authorized the adoption of a redemption fee of 1.00% of the amount redeemed on shares held less than 30 days that are redeemed after May 31, 2000.

The following information replaces the first three bullets, found under the heading "Principal Investment Strategies" for International Value Fund in the "Investment Summary" section on page P-4.

(small solid bullet) Normally investing at least 65% of total assets in foreign securities, including securities of issuers located in emerging markets.

(small solid bullet) Normally investing primarily in common stocks.

The following information replaces the similar information found under the heading "Principal Investment Risks" for International Value Fund in the "Investment Summary" section on page P-4.

(small solid bullet) FOREIGN EXPOSURE. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the U.S. market. Emerging markets can be subject to greater social, economic, regulatory and political uncertainties and can be extremely volatile.

The following information found under the heading "Principal
Investment Risks" for International Value Fund in the "Investment
Summary" section on page P-4 has been removed.

(small solid bullet) "VALUE" INVESTING. "Value" stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time.

The following information replaces the similar information found in the "Performance" section on page P-5.

The following information illustrates the changes in each fund's performance from year to year and compares each fund's performance to the performance of a market index and an average of the performance of similar funds over various periods of time. Global Balanced also compares its performance to the performance of an additional index over various periods of time. Prior to February 11, 2000, Aggressive International Fund operated under certain different investment policies. Accordingly, the fund's historical performance may not represent its current investment policies. Returns are based on past results and are not an indication of future performance.

The following information replaces similar information found in the "Fee Table" section on page P-9.

   SHAREHOLDER FEES     (PAID BY THE INVESTOR DIRECTLY)

Sales charge (load) on        None
purchases and reinvested
distributions

Deferred sales charge (load)  None
on redemptions

Redemption fee  on shares     1.00%
held less than 30 days that
are redeemed after May 31,
2000 (as a % of amount
redeemed)

Annual account maintenance    $12.00
fee  (for accounts under
$2,500)


The following information replaces the first two paragraphs found under the heading "Principal Investment Strategies" for International Value Fund in the "Investment Details" section on page P-11.

FMR normally invests at least 65% of the fund's total assets in foreign securities, including securities of issuers located in emerging markets. FMR normally invests the fund's assets primarily in common stocks.

The following information found under the heading "Principal
Investment Risks" in the "Investment Details" section on page P-12 has been removed.

"VALUE" INVESTING. "Value" stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. "Value" stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. However, "value" stocks can continue to be inexpensive for long periods of time and may not ever realize their full value.

   The following information replaces the first two paragraphs found under the heading "Selling Shares" in the "Buying and Selling Selling Shares" section on page P-17.

   The price to sell one share of each fund is the fund's NAV, minus the redemption fee (short-term trading fee), if applicable.

   Each fund will deduct a short-term trading fee of 1.00% from the redemption amount if you sell your shares after holding them less than 30 days. This fee is paid to the fund rather than Fidelity, and is designed to offset the brokerage commissions, market impact, and other costs associated with fluctuations in fund asset levels and cash flow caused by short-term shareholder trading.

   If you bought shares on different days, the shares you held longest will be redeemed first for purposes of determining whether the short-term trading fee applies. The short-term trading fee does not apply to shares that were acquired through reinvestment of distributions.

   Your shares will be sold at the next NAV calculated after your order is received in proper form, minus the short-term trading fee, if applicable.

   The following information replaces similar information found in the "Account Features and Policies" section on page P-20.

   If your     ACCOUNT BALANCE    falls below $2,000 (except accounts
not subject to account minimums), you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity may close your account and send the proceeds to you. Your shares will be sold at the NAV, minus the short-term trading fee, if applicable, on the day your account is closed.

   The following information supplements the information found under the heading "Fund Management" in the "Fund Services" section on page P-22.

   Douglas Chase is manager of the U.S. equity portion of Worldwide, which he has managed since September 1999. Previously, he managed other Fidelity funds. Mr. Chase joined Fidelity as an equity analyst in 1993 after receiving his MBA from the University of Michigan.



SUPPLEMENT TO FIDELITY'S BROADLY DIVERSIFIED
INTERNATIONAL EQUITY FUNDS
FIDELITY GLOBAL BALANCED FUND,
FIDELITY INTERNATIONAL GROWTH & INCOME FUND,
FIDELITY DIVERSIFIED INTERNATIONAL FUND,
FIDELITY AGGRESSIVE INTERNATIONAL FUND,
FIDELITY OVERSEAS FUND AND FIDELITY WORLDWIDE FUND
FUNDS OF FIDELITY INVESTMENT TRUST
DECEMBER 29, 1999
STATEMENT OF ADDITIONAL INFORMATION

FIDELITY INTERNATIONAL VALUE FUND HAS BEEN RENAMED FIDELITY AGGRESSIVE INTERNATIONAL FUND. ALL REFERENCES TO INTERNATIONAL VALUE FUND
THROUGHOUT THIS SAI SHOULD BE REPLACED WITH AGGRESSIVE INTERNATIONAL
FUND.

   ON FEBRUARY 17, 2000, THE FUNDS' BOARD OF TRUSTEES AUTHORIZED THE ADOPTION OF A REDEMPTION FEE OF 1.00% OF THE AMOUNT REDEEMED ON SHARES HELD LESS THAN 30 DAYS THAT ARE REDEEMED AFTER MAY 31, 2000.

THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND UNDER THE SUBHEADING "INVESTMENT LIMITATIONS OF INTERNATIONAL VALUE FUND" IN THE "INVESTMENT POLICIES AND LIMITATIONS"SECTION ON PAGE 6.

For purposes of normally investing at least 65% of the fund's total assets in foreign securities, including securities of issuers located in emerging markets, FMR interprets "total assets" to exclude collateral received for securities lending transactions.

   THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND UNDER THE HEADING "RETURN CALCULATIONS" IN THE "PERFORMANCE" SECTION ON PAGE 26.

   In addition to average annual returns, a fund may quote unaveraged or cumulative returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to return. Returns may be quoted on a before-tax or after-tax basis. Returns may or may not include the effect of a fund's short-term trading fee, or small account fee. Excluding a fund's short-term trading fee, or small account fee from a return calculation produces a higher return figure. Returns, yields, if applicable, and other performance information may be quoted numerically or in a table, graph, or similar illustration.

   THE FOLLOWING INFORMATION SUPPLEMENTS THE SIMILAR INFORMATION FOUND UNDER THE HEADING "HISTORICAL FUND RESULTS" IN THE "PERFORMANCE"
SECTION ON PAGE 27.

   Returns do not include the effect of the funds' 1.00% short-term trading fee, applicable to shares held less than 30 days that are redeemed after May 31, 2000.

   THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND UNDER THE HEADING "GLOBAL BALANCED" IN THE "PERFORMANCE" SECTION ON PAGE 28.

   Explanatory Notes: With an initial investment of $10,000 in Global Balanced on February 1, 1993, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $12,134. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $1,700 for dividends and $290 for capital gain distributions. The figures in the table do not include the effect of the fund's 1.00% short-term trading fee, applicable to shares held less than 30 days and redeemed after May 31, 2000.

   THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND UNDER THE HEADING "INTERNATIONAL GROWTH & INCOME" IN THE "PERFORMANCE"
SECTION ON PAGE 28.

   Explanatory Notes: With an initial investment of $10,000 in International Growth & Income on November 1, 1989, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $14,414. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $1,935 for dividends and $1,911 for capital gain distributions. The figures in the table do not include the effect of the fund's 2% sales charge (which was in effect during the period January 1, 1991 through June 1, 1994). The figures in the table do not include the effect of the fund's 1.00% short-term trading fee, applicable to shares held less than 30 days and redeemed after May 31, 2000.

   THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND UNDER THE HEADING "DIVERSIFIED INTERNATIONAL" IN THE "PERFORMANCE" SECTION ON PAGE 29.

   Explanatory Notes: With an initial investment of $10,000 in Diversified International on December 27, 1991, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $13,405. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $930 for dividends and $2,140 for capital gain distributions. The figures in the table do not include the effect of the fund's 1.00% short-term trading fee, applicable to shares held less than 30 days and redeemed after May 31, 2000.

   THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND UNDER THE HEADING "INTERNATIONAL VALUE" IN THE "PERFORMANCE" SECTION ON PAGE 29.

   Explanatory Notes: With an initial investment of $10,000 in Aggressive International on November 1, 1994, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $11,053. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $220 for dividends and $800 for capital gain distributions. Prior to February 11, 2000, Aggressive International Fund operated under certain different investment policies. Accordingly, the fund's historical performance may not represent its current investment policies. The figures in the table do not include the effect of the fund's 1.00% short-term trading fee, applicable to shares held less than 30 days and redeemed after May 31, 2000.

   THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND UNDER THE HEADING"OVERSEAS" IN THE "PERFORMANCE" SECTION ON PAGE 30.

   Explanatory Notes: With an initial investment of $10,000 in Overseas on November 1, 1989, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $16,207. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $1,312 for dividends and $3,605 for capital gain distributions. The figures in the table do not include the effect of the fund's 3% sales charge, which was waived through June 30, 1995 and eliminated as of July 1, 1995. Prior to May 1994, the fund imposed a 3% sales charge, which is no longer in effect and is not included in the figures above. The figures in the table do not include the effect of the fund's 1.00% short-term trading fee, applicable to shares held less than 30 days and redeemed after May 31, 2000.

   THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND UNDER THE HEADING "WORLDWIDE" IN THE "PERFORMANCE" SECTION ON PAGE 30.

   Explanatory Notes: With an initial investment of $10,000 in Worldwide on May 30, 1990, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $14,483. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $1,140 for dividends and $2,790 for capital gain distributions. The figures in the table do not include the effect of the fund's 1.00% short-term trading fee, applicable to shares held less than 30 days and redeemed after May 31, 2000.

THE FOLLOWING INFORMATION SUPPLEMENTS SIMILAR INFORMATION FOUND UNDER THE HEADING "PERFORMANCE COMPARISONS" IN THE "PERFORMANCE" SECTION ON PAGE 32.

Global Balanced may compare its performance to that of the Fidelity Global Balanced Composite Index which is a hypothetical representation of the performance of the fund's general investment categories and uses a weighting of 60% equity and 40% bond. The following indexes are used to calculate the Fidelity Global Balanced Composite Index: Morgan Stanley Capital International World Index for the equity category and the Salomon Brothers World Government Bond Index for the bond category. The index weightings of the Fidelity Global Balanced Composite Index are rebalanced monthly.

MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX is a market capitalization-weighted index that is designed to represent the performance of developed stock markets throughout the world. Effective October 1, 1998, the country of Malaysia was removed from this index. The index returns reflect the inclusion of Malaysia prior to October 1, 1998.

SALOMON BROTHERS WORLD GOVERNMENT BOND INDEX is a market value-weighted index of debt issues traded in 14 world government bond markets. Issues included in the Index have fixed-rate coupons and maturities of one year or more.

   THE FOLLOWING INFORMATION FROM THE "TRUSTEES AND OFFICERS" SECTION ON PAGE 35 HAS BEEN REMOVED.

   J. GARY BURKHEAD (58), Member of the Advisory Board (1997), is Vice Chairman and a Member of the Board of Directors of FMR Corp. (1997) and President of Fidelity Personal Investments and Brokerage Group
(1997). Previously, Mr. Burkhead served as President of Fidelity Management & Research Company.

THE FOLLOWING INFORMATION FROM THE "TRUSTEES AND OFFICERS" SECTION ON PAGE 35 HAS BEEN REMOVED.

E. BRADLEY JONES (71), Trustee. Prior to his retirement in 1984, Mr. Jones was Chairman and Chief Executive Officer of LTV Steel Company. He is a Director of TRW Inc. (automotive, space, defense, and information technology), CSX Corporation (freight transportation), Birmingham Steel Corporation (producer of steel and steel products), and RPM, Inc. (manufacturer of chemical products), and he previously served as a Director of NACCO Industries, Inc. (mining and manufacturing, 1985-1995), Hyster-Yale Materials Handling, Inc. (1985-1995), and Cleveland-Cliffs Inc (mining, 1985-1997), and as a Trustee of First Union Real Estate Investments (1986-1997). In addition, he serves as a Trustee of the Cleveland Clinic Foundation, where he has also been a member of the Executive Committee as well as Chairman of the Board and President, a Trustee of University School (Cleveland), and a Trustee of Cleveland Clinic Florida.

THE FOLLOWING INFORMATION REPLACES THE SIMILAR INFORMATION FOUND IN THE "TRUSTEES AND OFFICERS" SECTION ON PAGE 35.

NED C. LAUTENBACH (55), Trustee (2000), has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Mr. Lautenbach was Senior Vice President of IBM Corporation from 1992 until his retirement in July 1998. From 1993 to 1995 he was Chairman of IBM World Trade Corporation. He also was a member of IBM's Corporate Executive Committee from 1994 to July 1998. He is a Director of PPG Industries Inc. (glass, coating and chemical manufacturer), Dynatech Corporation (global communications equipment), Eaton Corporation (global manufacturer of highly engineered products) and ChoicePoint Inc. (data identification, retrieval, storage, and analysis).

THE FOLLOWING INFORMATION SUPPLEMENTS THE SIMILAR INFORMATION FOUND IN THE "TRUSTEES AND OFFICERS" SECTION ON PAGE 36.

MARIA F. DWYER (41), Deputy Treasurer (2000), is Deputy Treasurer of the Fidelity funds and is a Vice President (1999) and an employee
(1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

AS OF FEBRUARY 1, 2000, THE FOLLOWING INFORMATION FROM THE "TRUSTEES AND OFFICERS" SECTION ON PAGE 37 HAS BEEN REMOVED.

RICHARD A. SILVER (53), Treasurer (1997), is Treasurer of the Fidelity funds and is an employee of FMR (1997). Before joining FMR, Mr. Silver served as Executive Vice President, Fund Accounting & Administration at First Data Investor Services Group, Inc. (1996-1997). Prior to 1996, Mr. Silver was Senior Vice President and Chief Financial Officer at The Colonial Group, Inc. Mr. Silver also served as Chairman of the Accounting/Treasurer's Committee of the Investment Company Institute (1987-1993).

AS OF FEBRUARY 1, 2000, THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "TRUSTEES AND OFFICERS" SECTION ON PAGE 37.

ROBERT A. DWIGHT (41),Treasurer (2000), is Treasurer of the Fidelity funds and is an employee of FMR. Prior to becoming Treasurer of the Fidelity funds, he served as President of Fidelity Accounting and Custody Services (FACS). Before joining Fidelity, Mr. Dwight was Senior Vice President of fund accounting operations for The Boston Company.

THE FOLLOWING INFORMATION REPLACES THE COMPENSATION TABLE FOUND IN THE "TRUSTEES AND OFFICERS" SECTION ON PAGE 37.

COMPENSATION TABLE

AGGREGATE COMPENSATION
FROM A                  Edward C. Johnson 3d**  Abigail P. Johnson **  Ralph F. Cox  Phyllis Burke Davis  Robert  M. Gates
FUND

Global BalancedB                $ 0                     $ 0                    $ 29          $ 28                 $ 29

International Growth & IncomeB  $ 0                     $ 0                    $ 260         $ 249                $ 258

Diversified InternationalB      $ 0                     $ 0                    $ 725         $ 697                $ 721

Aggressive InternationalB       $ 0                     $ 0                    $ 128         $ 123                $ 127

OverseasB,C,D                   $ 0                     $ 0                    $ 1,151       $ 1,104              $ 1,142

WorldwideB                      $ 0                     $ 0                    $ 286         $ 275                $ 284

TOTAL COMPENSATION FROM THE     $ 0                     $ 0                    $ 223,500     $220,500             $223,500
FUND COMPLEX*,A



COMPENSATION TABLE

AGGREGATE COMPENSATION
FROM A                    E. Bradley Jones ****  Donald J. Kirk  Ned C. Lautenbach***  Peter S. Lynch **  William O. McCoy
FUND

Global BalancedB                $ 29                   $ 28            $ 2                   $ 0                $ 29

International Growth & IncomeB  $ 258                  $ 256           $ 23                  $ 0                $ 258

Diversified InternationalB      $ 721                  $ 716           $ 76                  $ 0                $ 721

Aggressive InternationalB       $ 127                  $ 126           $ 11                  $ 0                $ 127

OverseasB,C,D                   $ 1,142                $ 1,134         $ 99                  $ 0                $ 1,142

WorldwideB                      $ 284                  $ 282           $ 22                  $ 0                $ 284

TOTAL COMPENSATION FROM THE     $222,000               $226,500        $ 0                   $ 0                $223,500
FUND COMPLEX*,A



COMPENSATION TABLE

AGGREGATE COMPENSATION FROM A   Gerald C. McDonough  Marvin L. Mann  Robert C.  Pozen **  Thomas R. Williams
FUND

Global BalancedB                $ 35                 $ 29            $ 0                  $ 28

International Growth & IncomeB  $ 319                $ 258           $ 0                  $ 253

Diversified InternationalB      $ 893                $ 721           $ 0                  $ 706

Aggressive InternationalB       $ 157                $ 127           $ 0                  $ 125

OverseasB,C,D                   $ 1,413              $ 1,142         $ 0                  $ 1,119

WorldwideB                      $ 351                $ 284           $ 0                  $ 279

TOTAL COMPENSATION FROM THE     $273,500             $220,500        $ 0                  $223,500
FUND COMPLEX*,A


* Information is for the calendar year ended December 31, 1998 for 237 funds in the complex.

** Interested Trustees of the funds, and Ms. Johnson are compensated by FMR.

*** During the period from October 14, 1999 through December 31, 1999, Mr. Lautenbach served as a Member of the Advisory Board. Effective January 1, 2000, Mr. Lautenbach serves as a Member of the Board of Trustees.

**** Mr. Jones served on the Board of Trustees through December 31,
1999.

A Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 1998, the Trustees accrued required deferred compensation from the funds as follows: Ralph F. Cox, $75,000; Phyllis Burke Davis, $75,000; Robert M. Gates, $75,000; E. Bradley Jones, $75,000; Donald J. Kirk, $75,000; William O. McCoy, $75,000; Gerald C. McDonough, $87,500; Marvin L. Mann, $75,000; and Thomas R. Williams, $75,000. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation as follows: Ralph F. Cox, $55,039; Marvin L. Mann, $55,039; Thomas R. Williams, $63,433; and William O. McCoy, $55,039.

B Compensation figures include cash, and may include amounts required to be deferred and amounts deferred at the election of Trustees.

C The following amounts are required to be deferred by each non-interested Trustee: Ralph F. Cox, $532; Phyllis Burke Davis, $532; Robert M. Gates, $532; E. Bradley Jones, $532; Donald J. Kirk, $532; William O. McCoy, $532; Gerald C. McDonough, $621; Marvin L. Mann, $532; and Thomas R. Williams, $532.

D Certain of the non-interested Trustees' aggregate compensation from a fund includes accrued voluntary deferred compensation as follows:
Ralph F. Cox, $445, Overseas Fund; Marvin L. Mann, $77, Overseas Fund; William O. McCoy, $445, Overseas Fund; and Thomas R. Williams, $445, Overseas Fund.

THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "DESCRIPTION OF THE TRUST " SECTION ON PAGE 45.

AUDITOR. PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts, serves as independent accountant for Global Balanced, International Growth & Income, and Overseas. PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts, served as independent accountant for Aggressive International for the fiscal period ended October 31, 1999. The auditor examines financial statements for the funds and provides other audit, tax, and related services.

Deloitte & Touche LLP, 200 Berkeley Street, Boston, Massachusetts, serves as independent accountant for Diversified International and Worldwide. Effective January 20, 2000, Deloitte & Touche LLP, 200 Berkeley Street, Boston, Massachusetts, serves as independent accountant for Aggressive International for the fiscal period ending October 31, 2000. The auditor examines financial statements for the funds and provides other audit, tax, and related services.